EXHIBIT 99.4

INDEPENDENT AUDITOR’S REPORT

Stockholders and Board of Directors
Alberta Investments, Inc.
Carrollton, Texas

We have audited the accompanying consolidated balance sheets of Alberta Investments, Inc. and its subsidiaries as of December 31, 2005 and 2004, and the related consolidated statements of operations, retained earnings, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Alberta Investments, Inc. and its subsidiaries as of December 31, 2005 and 2004, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/	Perryman, Chaney & Associates, L.L.P.

February 6, 2006

ALBERTA INVESTMENTS, INC.

CONSOLIDATED BALANCE SHEETS
December 31, 2005 and 2004

	2005	2004

ASSETS
Current assets:
Cash	$5,921,893	$2,499,301
Accounts receivable, net	16,465,824	13,227,939
Inventories	3,398,455	2,768,542
Deferred income taxes	521,902	530,895
Prepaid expenses	446,436	539,214

Total current assets	26,754,510	19,565,891
Property, plant and equipment, net	52,447,190	50,067,459
Intangible and other assets, net	6,211,262	6,206,270

	$85,412,962	$75,839,620

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,677,717	$6,631,758
Accrued liabilities	3,002,344	2,088,774
Income taxes payable	2,206,599	—
Current portion of long-term debt	3,903,028	5,531,298

Total current liabilities	16,789,688	14,251,830

Non-current liabilities:
Deferred revenue	829,166	—
Long-term debt	10,036,950	10,572,660
Deferred income taxes	11,870,928	12,526,292

	22,737,044	23,098,952

Stockholders’ equity:
Capital stock	1,450,842	1,450,842
Retained earnings	44,435,388	37,037,996

Total stockholders’ equity	45,886,230	38,488,838

	$85,412,962	$75,839,620

The accompanying notes are an integral part of the consolidated financial statements.

ALBERTA INVESTMENTS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS
For the Years Ended December 31, 2005 and 2004

	2005	2004

Net sales	$170,653,583	$126,759,413
Cost of sales	100,298,846	75,055,694

Gross margin	70,354,737	51,703,719
Other income	1,205,848	450,384

	71,560,585	52,154,103

Expenses:
Direct operating	42,981,537	36,750,936
Administration	4,802,421	3,533,351
Depreciation and depletion	8,022,161	7,905,310
Interest	939,346	700,063

	56,745,465	48,889,660

Income from operations before management fees and income taxes	14,815,120	3,264,443
Management fees	705,000	690,000
Provision for income taxes	4,732,728	842,549

Net income	$9,377,392	$1,731,894

The accompanying notes are an integral part of the consolidated financial statements.

ALBERTA INVESTMENTS, INC.

CONSOLIDATED STATEMENTS OF RETAINED EARNINGS
For the Years Ended December 31, 2005 and 2004

	2005	2004

Balances, January 1	$37,037,996	$37,286,102
Net income for the year	9,377,392	1,731,894
Common dividends paid	(1,980,000)	(1,980,000)

Balances, December 31	$44,435,388	$37,037,996

The accompanying notes are an integral part of the consolidated financial statements.

ALBERTA INVESTMENTS, INC.

Consolidated Statements of Cash Flows
For the Year Ended December 31, 2005 and 2004

	2005	2004

Cash flows from operating activities:
Net income	$9,377,392	$1,731,894
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and depletion	8,022,161	7,905,310
Amortization of aggregate royalties	75,463	136,109
(Gain) loss on sale of property and equipment	(265,719)	149,315
(Decrease) increase in deferred income taxes	(646,371)	898,278

Subtotal	16,562,926	10,820,906
Increase in receivables	(3,237,885)	(2,110,627)
Increase in inventories	(629,913)	(213,881)
Increase in prepaid expenses and other assets	(75,049)	(221,183)
Increase in accounts payable and accrued liabilities	1,959,529	1,425,108
Increase in deferred revenue	829,166	—
Increase (decrease) in income taxes payable	2,369,434	(282,587)

Net cash provided by operating activities	17,778,208	9,417,736

Cash flows from investing activities:
Proceeds from sale of property and equipment	1,082,960	634,289
Purchases of property and equipment	(11,294,596)	(11,642,520)

Net cash used in investing activities	(10,211,636)	(11,008,231)

Cash flows from financing activities:
Proceeds from long-term debt	5,534,486	8,607,841
Payment of long-term debt	(7,698,466)	(5,283,678)
Dividends paid	(1,980,000)	(1,980,000)

Net cash provided by (used in) financing activities	(4,143,980)	1,344,163

Increase (decrease) in cash	3,422,592	(246,332)
Cash, beginning of year	2,499,301	2,745,633

Cash, end of year	$5,921,893	$2,499,301

The accompanying notes are an integral part of the consolidated financial statements.

ALBERTA INVESTMENTS, INC.

Notes to Consolidated Financial Statements
December 31, 2005 and 2004

Note 1 — Summary of Significant Accounting Policies

  Organization

The consolidated financial statements include the accounts of Alberta Investments, Inc., its wholly owned subsidiaries, Redi-Mix, L.P. and Ingram Enterprises, L.P., and an affiliate of Alberta Investments, Inc., Alliance Haulers, Inc., which is economically dependent on Redi-Mix, L.P. Alberta Investments, Inc. is a direct subsidiary of Wild Rose Holdings Ltd. and an indirect subsidiary of Atlas Concrete, Inc. All material intercompany accounts and transactions have been eliminated.

The Company operates 30 concrete plants and two sand and gravel plants in Texas. Redi-Mix, L.P. has its main office in Carrollton and operates two plants in Dallas, three plants in Fort Worth and eight plants in the area north of the Dallas/Fort Worth Metroplex. Ingram Enterprises, L.P. has its main office in Brownwood and operates 17 concrete plants and two sand and gravel plants in West Texas. Alliance Haulers, Inc. hauls cement, sand and gravel to Redi-Mix, L.P. and to outside customers.

  Estimates

Management has used estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

  Depreciation and depletion policy

Property, plant and equipment are stated at cost and depreciated over the estimated useful lives of the assets, ranging from three to 39 years, using straight-line, declining balance and accelerated methods. Maintenance and repairs of these assets are charged against earnings when incurred. Depletion of sand and gravel reserves is recorded substantially on the units-of-production method.

  Cash and cash equivalents

For purposes of the statement of cash flows, cash includes time deposits, certificates of deposit and all highly liquid instruments with original maturities of three months or less.

The Company paid interest of $939,346 in 2005 and $700,063 in 2004. The Company paid income taxes of $3,090,628 in 2005 and $224,270 in 2004.

Note 2 — Accounts Receivable

Accounts receivable consist of the following at December 31:

	2005	2004

Trade accounts receivable	$16,454,004	$13,160,754
Due from others	161,820	187,185
Less allowance for doubtful accounts	(150,000)	(120,000)

	$16,465,824	$13,227,939

ALBERTA INVESTMENTS, INC.

Notes to Consolidated Financial Statements — (Continued)

Note 3 — Inventories

Inventories are stated at the lower of cost or market, cost being determined on a first-in, first-out basis, and consist of the following:

	2005	2004

Cement	$296,907	$195,527
Aggregates	1,974,727	1,705,521
Additives and parts	780,173	598,688
Fuel and other	346,648	268,806

	$3,398,455	$2,768,542

Note 4 — Property, Plant and Equipment

Items of property, plant and equipment are stated at cost and consist of the following:

	2005	2004

Land	$6,743,241	$6,733,241
Plant equipment	28,309,630	26,618,492
Mobile equipment	62,303,287	57,599,870
Office buildings and equipment	6,276,680	6,138,295
Sand and gravel reserves	2,633,305	2,793,546

	106,266,143	99,883,444
Less accumulated depreciation	53,818,953	49,815,985

	$52,447,190	$50,067,459

Note 5 — Intangible and Other Assets

Intangible and other assets consist of the following:

	2005	2004

Goodwill	$7,396,613	$7,396,613
Less accumulated amortization	1,211,743	1,211,743

	6,184,870	6,184,870
Other assets	26,392	21,400

	$6,211,262	$6,206,270

The Company must perform tests at least once a year to determine whether the value of its goodwill has declined and, if so, the amount of the adjustment required to state goodwill at its current value. The Company’s test of the value of its goodwill has not resulted in amortization since December 31, 2001, when current financial accounting standards relating to accounting for goodwill were set.

ALBERTA INVESTMENTS, INC.

Notes to Consolidated Financial Statements — (Continued)

Note 6 — Long-term Debt

Long-term debt consists of the following:

	2005	2004

Various purchase money mortgages, collateralized by equipment, payable in monthly installments of $419,646, including interest at 3.97% to 6.13% and maturing in 2006 through 2009, some of which require maintenance of certain financial ratios	$13,939,978	$16,103,958
Less current portion	(3,903,028)	(5,531,298)

	$10,036,950	$10,572,660

Future maturities of long-term debt for the four years ended December 31 are as follows:

2006	$3,903,028
2007	4,617,171
2008	3,846,576
2009	1,573,203

The Company has a $5,000,000 line of credit, which accrues interest at the lender’s prime rate minus 0.75%. The note matures May 5, 2006. There were no outstanding borrowings as of December 31, 2005 and 2004. Borrowings under the line of credit are collateralized by accounts receivable and inventory. The line of credit requires maintenance of certain financial ratios and restricts the amount of dividends that can be paid.

The Company also has letters of credit with two banks totaling $863,000 for the deductible on insurance claims.

Note 7 — Deferred Revenue

Deferred revenue consists of government grant proceeds received during 2005 which will be earned over future periods. The first grant of $859,166 was awarded by the State of Texas for the replacement of existing mobile equipment with qualified emissions-reducing mobile equipment. The grant proceeds were advanced to the Company in full but are earned over a 60-month period contingent on meeting monthly reporting requirements related to usage of the qualified emissions-reducing mobile equipment.

The second grant of $110,000, consisting of $10,000 of real estate and $100,000 cash, was awarded by a local Economic Development Corporation as a local business incentive. The grant proceeds were advanced to the Company in full but are earned over a 60-month period contingent on meeting annual reporting requirements related to providing employment to the local workforce.

Note 8 — Commitments

The Company leases office space and has contracted for various sand and gravel leases and consulting services. Future minimum payments under these agreements for the years ending December 31 are as follows:

2006	$200,717
2007	124,301
2008	29,000
2009	29,000
2010 and thereafter	29,000

ALBERTA INVESTMENTS, INC.

Notes to Consolidated Financial Statements — (Continued)

At December 31, 2005, several sand and gravel leases were being renegotiated and are not included in the future minimum payments. The Company expects the renegotiations to be resolved during the current period.

Note 9 — Income Taxes

Deferred income taxes are provided on items that are recognized for financial reporting in different periods than for income tax reporting. The 2004 financial statements previously issued have been reclassified to conform with the current presentation of deferred taxes. A valuation allowance is not considered necessary. The items associated with deferred taxes are as follows:

	2005	2004

Current assets:
Inventory capitalization	$458,153	$477,820
Other expense items	63,749	53,075

	$521,902	$530,895

Noncurrent liabilities:
Property, plant and equipment	$9,532,924	$10,160,043
Sand and gravel reserves	662,442	690,687
Goodwill	1,675,562	1,675,562

	$11,870,928	$12,526,292

The provision for income taxes (benefit) is as follows:

	2005	2004

Federal:
Current (benefit)	$5,356,431	$(74,417)
Deferred (benefit)	(646,371)	898,278

	4,710,060	823,861
State:
Current	22,668	18,688

	$4,732,728	$842,549

ALBERTA INVESTMENTS, INC.

Notes to Consolidated Financial Statements — (Continued)

A reconciliation between the statutory tax rates for federal and state taxes and the Company’s consolidated effective tax rate at December 31, 2005 and 2004 is as follows:

	2005		2004
	Amount	Percent	Amount	Percent

Income tax at statutory rate on income from operations before income taxes	$4,797,441	34.0%	$875,311	34.0%
Income tax rate increase of 1% on taxable income over $10,000,000	56,776	0.4%	—	—
Domestic production activities deduction	(164,585)	(1.2)%	—	—
Other nondeductible expenses	39,634	0.3%	31,134	1.2%
Prior year (over)/underaccrual	(30,947)	(0.2)%	(96,796)	(3.8)%
State income tax and other	34,409	0.2%	32,900	1.3%

	$4,732,728	33.5%	$842,549	32.7%

Note 10 — Related Party Transactions

The management fees of $705,000 in 2005 and $690,000 in 2004 were paid to the parent companies.

Note 11 — Employee Savings Plan

The Company has an employee savings plan under Section 401(k) of the Internal Revenue Code. This plan covers full-time employees. The Company contributes 2% of eligible compensation and matches employee contributions of up to ten percent of compensation at a rate of 25 percent. Additional discretionary contributions of $336,341 in 2005 and $145,962 in 2004 were made by the Company. The Company’s total contributions to the Plan were $843,416 in 2005 and $627,655 in 2004.

Note 12 — Capital Stock

Issued stock is comprised of:

Par Value and Allocated
Paid-In Capital

Alberta Investments, Inc.:
Series A preferred stock, $.01 par value, 1,000 shares authorized, 330 shares issued and outstanding, with 20% voting control; 6% cumulative dividend on the redeemable amount, initially set at $33,000,000. Special dividends may be paid upon a change in control or after October 1, 2005, at the discretion of the directors. Such special dividends would reduce the redemption amount. The redemption amount will be increased by 11% of liquidation value in excess of the unpaid cumulative dividends. Shares may be redeemed after 20 years from the date of issue	$797,413
Series B common stock, $.01 par value, 500 shares authorized, 15 shares issued and outstanding, with 80% voting control	652,429

1,449,842
Alliance Haulers, Inc.:
Common stock, $1 par value, 1,000,000 share authorized, 1,000 shares issued and outstanding	1,000

$1,450,842

INDEPENDENT AUDITOR’S REPORT

Stockholders and Board of Directors
Alberta Investments, Inc.
Carrollton, Texas

We have audited the accompanying consolidated balance sheets of Alberta Investments, Inc. and its subsidiaries as of December 31, 2004 and 2003, and the related consolidated statements of operations, retained earnings, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Alberta Investments, Inc. and its subsidiaries as of December 31, 2004 and 2003, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/	Perryman, Chaney & Associates, L.L.P.

January 31, 2005

ALBERTA INVESTMENTS, INC.

Consolidated Balance Sheets
December 31, 2004 and 2003

	2004	2003

ASSETS
Current assets:
Cash	$2,499,301	$2,745,633
Accounts receivable, net	13,227,939	11,117,312
Inventories	2,768,542	2,554,661
Prepaid expenses	539,214	318,030

Total current assets	19,034,996	16,735,636
Property, plant and equipment, net	50,067,459	47,249,962
Intangible and other assets, net	6,206,270	6,206,271

	$75,308,725	$70,191,869

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,631,758	$5,412,257
Accrued liabilities	2,088,774	1,883,167
Income taxes payable	—	282,587
Current portion of long-term debt	5,531,298	4,358,101

Total current liabilities	14,251,830	11,936,112

Long-term debt	10,572,660	8,421,694
Deferred income taxes	11,995,397	11,097,119
Stockholders’ equity:
Capital stock	1,450,842	1,450,842
Retained earnings	37,037,996	37,286,102

Total stockholders’ equity	38,488,838	38,736,944

	$75,308,725	$70,191,869

The accompanying notes are an integral part of the consolidated financial statements.

ALBERTA INVESTMENTS, INC.

Consolidated Statements of Operations
For the Years Ended December 31, 2004 and 2003

	2004	2003

Net sales	$126,759,413	$121,116,809
Cost of sales	75,055,694	69,943,552

Gross margin	51,703,719	51,173,257
Other income	450,384	472,345

	52,154,103	51,645,602

Expenses:
Direct operating	36,750,936	35,444,313
Administration	3,533,351	3,487,816
Depreciation and depletion	7,905,310	7,873,026
Interest	700,063	802,497

	48,889,660	47,607,652

Income from operations before management fees and income taxes	3,264,443	4,037,950
Management fees	690,000	680,000
Provision for income taxes	842,549	1,134,945

Net income	$1,731,894	$2,223,005

The accompanying notes are an integral part of the consolidated financial statements.

ALBERTA INVESTMENTS, INC.

Consolidated Statements of Retained Earnings
For the Years Ended December 31, 2004 and 2003

	2004	2003

Balances, January 1	$37,286,102	$37,043,097
Net income for the year	1,731,894	2,223,005
Common dividends paid	(1,980,000)	(1,980,000)

Balances, December 31	$37,037,996	$37,286,102

The accompanying notes are an integral part of the consolidated financial statements.

ALBERTA INVESTMENTS, INC.

Consolidated Statements of Cash Flows
For the Year Ended December 31, 2004 and 2003

	2004	2003

Cash flows from operating activities:
Net income	$1,731,894	$2,223,005
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and depletion	7,905,310	7,873,026
Amortization of aggregate royalties	136,109	170,060
Loss (gain) on sale of property and equipment	149,315	(72,814)
Increase in deferred income taxes	898,278	155,510

Subtotal	10,820,906	10,348,787
Increase in receivables	(2,110,627)	(1,850,661)
Increase in inventories	(213,881)	(107,581)
Increase in prepaid expenses and other assets	(221,183)	(139,333)
Increase in accounts payable and accrued liabilities	1,425,108	1,015,103
Decrease in income taxes payable	(282,587)	(449,564)

Net cash provided by operating activities	9,417,736	8,816,751

Cash flows from investing activities:
Proceeds from sale of property and equipment	634,289	408,175
Purchases of property and equipment	(11,642,520)	(4,964,312)

Net cash used in investing activities	(11,008,231)	(4,556,137)

Cash flows from financing activities:
Proceeds from long-term debt	8,607,841	7,242,440
Payment of long-term debt	(5,283,678)	(9,278,574)
Alliance Haulers, Inc. stock combined	—	1,000
Dividends paid	(1,980,000)	(1,980,000)

Net cash provided by (used in) financing activities	1,344,163	(4,015,134)

(Decrease) increase in cash	(246,332)	245,480
Cash, beginning of year	2,745,633	2,500,153

Cash, end of year	$2,499,301	$2,745,633

The accompanying notes are an integral part of the consolidated financial statements.

ALBERTA INVESTMENTS, INC.

Notes to Consolidated Financial Statements
December 31, 2004 and 2003

Note 1 —	Summary of Significant Accounting Policies

Organization

The consolidated financial statements include the accounts of Alberta Investments, Inc., its wholly owned subsidiaries, Redi-Mix, L.P. and Ingram Enterprises, L.P., and an affiliate of Alberta Investments, Inc., Alliance Haulers, Inc., which is economically dependent on Redi-Mix, L.P. Alberta Investments, Inc. is a direct subsidiary of Wild Rose Holdings Ltd. and an indirect subsidiary of Atlas Concrete, Inc. All material intercompany accounts and transactions have been eliminated.

The Company operates 30 concrete plants and two sand and gravel plants in Texas. Redi-Mix, L.P. has its main office in Carrollton and operates two plants in Dallas, three plants in Fort Worth and eight plants in the area north of the Dallas/Fort Worth Metroplex. Ingram Enterprises, L.P. has its main office in Brownwood and operates 17 concrete plants and two sand and gravel plants in West Texas. Alliance Haulers, Inc. changed its name from Alliance Concrete, Inc. and began operations June 1, 2003. It hauls cement, sand and gravel to Redi-Mix, L.P. and to outside customers.

Estimates

Management has used estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

Depreciation and depletion policy

Property, plant and equipment are stated at cost and depreciated over the estimated useful lives of the assets, ranging from three to 39 years, using straight-line, declining balance and accelerated methods. Maintenance and repairs of these assets are charged against earnings when incurred. Depletion of sand and gravel reserves is recorded substantially on the units-of-production method.

Cash and cash equivalents

For purposes of the statement of cash flows, cash includes time deposits, certificates of deposit and all highly liquid instruments with original maturities of three months or less.

The Company paid interest of $700,063 in 2004 and $808,081 in 2003. The Company paid income taxes of $224,270 in 2004 and $1,276,968 in 2003.

Note 2 — Accounts Receivable

Accounts receivable consist of the following at December 31:

	2004	2003

Trade accounts receivable	$13,160,754	$10,762,125
Due from others	187,185	475,187
Less allowance for doubtful accounts	(120,000)	(120,000)

	$13,227,939	$11,117,312

ALBERTA INVESTMENTS, INC.

Notes to Consolidated Financial Statements — (Continued)

Note 3 — Inventories

Inventories are stated at the lower of cost or market, cost being determined on a first-in, first-out basis, and consist of the following:

	2004	2003

Cement	$195,527	$179,285
Aggregates	1,705,521	1,634,610
Additives and parts	598,688	542,810
Fuel and other	268,806	197,956

	$2,768,542	$2,554,661

Note 4 — Property, Plant and Equipment

Items of property, plant and equipment are stated at cost and consist of the following:

	2004	2003

Land	$6,733,241	$6,620,596
Plant equipment	26,618,492	25,025,185
Mobile equipment	57,599,870	51,952,437
Office buildings and equipment	6,138,295	5,657,679
Sand and gravel reserves	2,793,546	2,964,470

	99,883,444	92,220,367
Less accumulated depreciation	49,815,985	44,970,405

	$50,067,459	$47,249,962

Note 5 — Intangible and Other Assets

Intangible and other assets consist of the following:

	2004	2003

Goodwill	$7,396,613	$7,396,613
Less accumulated amortization	1,211,743	1,211,743

	6,184,870	6,184,870
Other assets	21,400	21,401

	$6,206,270	$6,206,271

In 2001, amortization of goodwill was calculated on the straight-line basis for 15 to 40 years. Due to a change in financial accounting standards, the Company’s goodwill is no longer amortized. Instead, the Company must perform tests at least once a year to determine whether the value of its goodwill has declined and, if so, the amount of the adjustment required to state goodwill at its current value. The Company’s test of the value of its goodwill has not resulted in further amortization since December 31, 2001.

ALBERTA INVESTMENTS, INC.

Notes to Consolidated Financial Statements — (Continued)

Note 6 — Long-term Debt

Long-term debt consists of the following:

	2004	2003

Various purchase money mortgages, collateralized by equipment, payable in monthly installments of $448,227, including interest at 3.09% to 5.42% and maturing 2005 through 2009, some of which require maintenance of certain financial ratios	$16,103,958	$12,779,795
Less current portion	(5,531,298)	(4,358,101)

	$10,572,660	$8,421,694

Future maturities of long-term debt for the five years ended December 31 are as follows:

2005	$5,531,298
2006	4,483,612
2007	2,965,821
2008	2,986,834
2009	136,393

The Company has a $5,000,000 line of credit, which accrues interest at the lender’s prime rate. The note matures March 25, 2005. There were no outstanding borrowings as of December 31, 2004 and 2003. Borrowings under the line of credit are collateralized by accounts receivable and inventory. The line of credit requires maintenance of certain financial ratios and restricts the amount of dividends that can be paid.

The Company also has letters of credit with two banks totaling $588,000 for the deductible on insurance claims.

Note 7 — Commitments

The Company leases office space and has contracted for various sand and gravel leases and consulting services. Future minimum payments under these agreements for the years ending December 31 are as follows:

2005	$216,217
2006	167,717
2007	131,301
2008	36,000
2009 and thereafter	16,000

Note 8 — Income Taxes

Deferred income taxes are provided on items that are recognized for financial reporting in different periods than for income tax reporting.

ALBERTA INVESTMENTS, INC.

Notes to Consolidated Financial Statements — (Continued)

The items associated with the deferred tax liability are as follows:

	2004	2003

Property, plant and equipment	$10,160,043	$9,181,739
Sand and gravel reserves	690,687	731,784
Goodwill	1,675,562	1,675,562
Inventory capitalization	(477,820)	(439,670)
Other expense items	(53,075)	(52,296)

	$11,995,397	$11,097,119

The provision for income taxes (benefit) is as follows:

	2004	2003

Federal:
Current (benefit)	$(74,417)	$961,267
Deferred	898,278	155,510

	823,861	1,116,777

State:
Current	18,688	18,168

	18,688	18,168

	$842,549	$1,134,945

A reconciliation between the statutory tax rates for federal and state taxes and the Company’s consolidated effective tax rate at December 31, 2004 and 2003 is as follows:

	2004		2003
	Amount	Percent	Amount	Percent

Income tax at statutory rate on income from operations before income taxes	$875,311	34.0%	$1,141,703	34.0%
Other nondeductible expenses	31,134	1.2%	29,434	0.9%
Prior year (over)/underaccrual	(96,796)	(3.8)%	(54,360)	(1.6)%
State income tax and other	32,900	1.3%	18,168	0.5%

	$842,549	32.7%	$1,134,945	33.8%

Note 9 — Related-party Transactions

The management fees of $690,000 in 2004 and $680,000 in 2003 were paid to the parent companies.

Note 10 — Employee Savings Plan

The Company has an employee savings plan under Section 401(k) of the Internal Revenue Code. This plan covers full-time employees. The Company contributes 2% of eligible compensation and matches employee contributions of up to ten percent of compensation at a rate of 25 percent. Additional discretionary contributions of $145,962 in 2004 and $315,030 in 2003 were made by the Company. The Company’s total contributions to the Plan were $627,655 in 2004 and $808,841 in 2003.

ALBERTA INVESTMENTS, INC.

Notes to Consolidated Financial Statements — (Continued)

Note 11 — Capital Stock

On June 1, 2003, the affiliate Alliance Haulers, Inc. was established as a separately owned corporation from Alberta Investments, Inc. The financial statements of Alliance Haulers, Inc. are reported on a consolidated basis with Alberta Investments, Inc, because Alliance Haulers, Inc. is economically dependent on Redi-Mix, L.P., a wholly owned subsidiary of Alberta.

During the year ended December 31, 2002, the Company completed a capital reorganization which resulted in 100% of the Company’s 14,500 issued common stock held by Atlas Concrete Inc. being exchanged for 15 shares of a new Series B common stock and 330 shares of a new Series A preferred stock. The 15 shares of common stock were then transferred to Wild Rose Holdings Ltd., a Jersey corporation which is wholly owned by Atlas Concrete Inc. Issued stock is comprised of:

Par Value and Allocated
Paid-In Capital

Alberta Investments, Inc.:
Series A preferred stock, $.01 par value, 1,000 shares authorized, 330 shares issued and outstanding, with 20% voting control; 6% cumulative dividend on the redeemable amount, initially set at $33,000,000. Special dividends may be paid upon a change in control or after October 1, 2005 at the discretion of the directors. Such special dividends would reduce the redemption amount. The redemption amount will be increased by 11% of liquidation value in excess of the unpaid cumulative dividends. Shares may be redeemed after 20 years from the date of issue	$797,413
Series B common stock, $.01 par value, 500 shares authorized, 15 shares issued and outstanding, with 80% voting control	652,429

1,449,842
Alliance Haulers, Inc.:
Common stock, $1 par value, 1,000,000 share authorized, 1,000 shares issued and outstanding	1,000

$1,450,842